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                               UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON D.C. 20549

                        ___________________________


                                 FORM 8-K



                              CURRENT REPORT
                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934



             Date of Report (Date of earliest event reported):
                             January 23, 1995

                       _____________________________

                                TEXACO INC.
          (Exact name of registrant as specified in its charter)



       Delaware                         1-27             74-1383447
(State or other jurisdiction of    (Commission File    (I.R.S. Employer
      incorporation)                  Number)           Identification Number)

  2000 Westchester Avenue,                                  10650
  White Plains, New York                                  (Zip Code)
(Address of principal executive offices)



                              (914) 253-4000

           (Registrant's telephone number, including area code)


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

Item 5. Other Events
- --------------------

1.   On January 23, 1995, the Registrant issued an Earnings Press
     Release entitled "Texaco Reports Results For The Fourth Quarter and Year 1994," a copy of which is attached hereto as Exhibit
     99.1 and made a part hereof.


Item 7. Financial Statements, Pro Forma Financial Information and
- -----------------------------------------------------------------
Exhibits
- --------

(c)  Exhibits

     99.1 Press Release issued by Texaco Inc. dated January 23,
          1995, entitled "Texaco Reports Results For The Fourth
          Quarter and Year 1994."

                                SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                                TEXACO INC.
                                             ------------------
                                               (Registrant)





                                        By:       R. E. KOCH
                                              --------------------
                                              (Assistant Secretary)





Date:  January 24, 1995
       ----------------

                                                                       APPENDIX

Description of graphic material included in Exhibit 99.1.

The following information is depicted in graphic form in a Press Release issued by Texaco Inc. dated January 23, 1995, entitled "Texaco Reports Results For The Fourth Quarter and Year 1994" filed as Exhibit 99.1 to this Form 8-K:


1.   The first graph is located within the eighth paragraph of
     Exhibit 99.1. Graph is entitled "Texaco Average U.S. Crude Price Per Quarter" and is shown in dollars per barrel by quarter for the years 1993 and 1994. The Y axis depicts dollars per barrel from $10.00 to $18.00 with $2.00 increments. The X axis depicts the calendar quarters for the years 1993 and 1994. The plot points are as follows:

     First Quarter 1993  -    $15.46 per barrel
     Second Quarter 1993 -    $15.70 per barrel
     Third Quarter 1993  -    $13.55 per barrel
     Fourth Quarter 1993 -    $12.36 per barrel
     First Quarter 1994  -    $11.02 per barrel
     Second Quarter 1994 -    $13.45 per barrel
     Third Quarter 1994  -    $14.82 per barrel
     Fourth Quarter 1994 -    $14.45 per barrel

The following summary information is also depicted at the bottom of the graph:
            Year 1993    - $14.26 per barrel
            Year 1994    - $13.43 per barrel

2. The second graph is also located within the eighth paragraph of Exhibit 99.1. Graph is entitled "Texaco Average U.S. Natural Gas Price Per Quarter" and is shown in dollars per MCF by quarter for the years 1993 and 1994. The Y axis depicts dollars per MCF from $0.00 to $3.00 with $.50 increments. The X axis depicts the calendar quarters for the years 1993 and 1994. The plot points are as follows:

     First Quarter 1993  -    $1.99 per MCF
     Second Quarter 1993 -    $2.26 per MCF
     Third Quarter 1993  -    $2.17 per MCF
     Fourth Quarter 1993 -    $2.34 per MCF
     First Quarter 1994  -    $2.32 per MCF
     Second Quarter 1994 -    $2.02 per MCF
     Third Quarter 1994  -    $1.84 per MCF
     Fourth Quarter 1994 -    $1.80 per MCF

The following summary information is also depicted at the bottom of the graph:
            Year 1993    -    $2.19 per MCF
            Year 1994    -    $1.99 per MCF





FDeb:ddw
(23JAN1)